SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 3, 2013

HARRIS TEETER SUPERMARKETS, INC.

(Exact Name of Registrant as Specified in its Charter)

North Carolina

(State or Other Jurisdiction

of Incorporation)

1-6905	56-0905940
(Commission File Number)	(I.R.S. Employer Identification No.)

701 Crestdale Road Matthews, North Carolina	28105
(Address of Principal Executive Offices)	(Zip Code)

(704) 844-3100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders.

A special meeting of shareholders (the “Special Meeting”) of Harris Teeter Supermarkets, Inc. (“Harris Teeter”) was held on October 3, 2013 for the purpose of submitting the following proposals to a vote of Harris Teeter’s shareholders as of August 22, 2013, the record date for the Special Meeting: (i) to approve the Agreement and Plan of Merger (the “Merger Agreement Proposal”), dated as of July 8, 2013, by and among Harris Teeter, Hornet Acquisition, Inc., and The Kroger Co., (ii) to approve, on a non-binding, advisory basis, compensation that will or may be paid by Harris Teeter to its named executive officers that is based on or otherwise relates to the merger (the “Named Executive Officer Merger-Related Compensation Proposal”), and (iii) to approve an adjournment of the Special Meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Merger Agreement Proposal (the “Adjournment Proposal”).

At the Special Meeting, Harris Teeter shareholders as of the record date approved the Merger Agreement Proposal and also approved the Named Executive Officer Merger-Related Compensation Proposal.  Because a majority of Harris Teeter shareholders entitled to vote at the Special Meeting voted to approve the Merger Agreement Proposal, the Adjournment Proposal was not submitted for a vote at the Special Meeting.

A total of 41,393,618 shares of Harris Teeter common stock, representing approximately 83.7% of the outstanding shares entitled to vote, were present in person or represented by proxy at the Special Meeting. A summary of the voting results for the proposals called at the Special Meeting, each of which is more particularly described in detail in Harris Teeter’s proxy statement dated August 27, 2013 and first mailed to Harris Teeter’s shareholders on or about August 27, 2013, is set forth below:

Proposal 1: Approval of the Merger Agreement Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
40,818,430	370,228	204,960	—

Proposal 2: Approval of the Named Executive Officer Merger-Related Compensation Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,767,739	11,373,796	1,252,083	—

Item 8.01

Other Events.

On October 3, 2013, Harris Teeter issued a press release announcing that Harris Teeter’s shareholders voted to approve the Merger Agreement Proposal. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01

Exhibits and Financial Statements.

(d)

Exhibits

The following exhibit is furnished herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Harris Teeter Supermarkets, Inc. press release dated October 3, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS TEETER SUPERMARKETS, INC.

By:

/S/ JOHN B. WOODLIEF

John B. Woodlief

Executive Vice President and
     Chief Financial Officer

Dated: October 3, 2013

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Harris Teeter Supermarkets, Inc. press release dated October 3, 2013